UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.
Other Events

Attached to this report is Altria Group, Inc.’s Intelligent Financial Statement™ (IFS) which is a supplemental PDF that contains information provided in the press release on Form 8-K, Item 2.02 announcing financial results for the quarter ended September 30, 2007, furnished to the SEC on October 17, 2007 (the "Release") and embeds XBRL financial data in a viewable and printable document. By moving your mouse over the displayed data, pop-up CoreFiling TagTips™ will show you how the data is internally expressed as XBRL.

Attached as Exhibit 100 to this report are the following materials from Altria Group, Inc.’s Release, formatted in XBRL (eXtensible Business Reporting Language): (Schedule 1) Condensed Statements of Earnings For the Quarters Ended September 30 (Unaudited), (Schedule 2) Selected Financial Data by Business Segment For the Quarters Ended September 30 (Unaudited), (Schedule 3) Selected Financial Data by Business Segment For the Quarters Ended September 30 (Unaudited), (Schedule 4) Condensed Statements of Earnings For the Nine Months Ended September 30 (Unaudited), (Schedule 5) Selected Financial Data by Business Segment For the Nine Months Ended September 30 (Unaudited), (Schedule 6) Selected Financial Data by Business Segment For the Nine Months Ended September 30 (Unaudited), (Schedule 7) Net Earnings For the Quarters Ended September 30 (Unaudited) and Diluted Earnings Per Share For the Quarters Ended September 30 (Unaudited),  (Schedule 8) Net Earnings For the Nine Months Ended September 30 (Unaudited) and Diluted Earnings Per Share for the Nine Months Ended September 30 (Unaudited), (Schedule 9) Condensed Balance Sheets (Unaudited).

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Altria Group, Inc. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rules 104 and 402 of Regulation S-T, the information in this Current Report on Form 8-K, including the supplemental PDF and Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits The following exhibits are furnished herewith:

The following materials from Altria Group, Inc.’s Release, formatted in XBRL (eXtensible Business Reporting Language):  (Schedule 1) Condensed Statements of Earnings For the Quarters Ended September 30 (Unaudited), (Schedule 2) Selected Financial Data by Business Segment For the Quarters Ended September 30 (Unaudited), (Schedule 3) Selected Financial Data by Business Segment For the Quarters Ended September 30 (Unaudited), (Schedule 4) Condensed Statements of Earnings For the Nine Months Ended September 30 (Unaudited), (Schedule 5) Selected Financial Data by Business Segment for the Nine Months Ended September 30 (Unaudited), (Schedule 6) Selected Financial Data by Business Segment For the Nine Months Ended September 30 (Unaudited), (Schedule 7) Net Earnings For the Quarters Ended September 30 (Unaudited) and Diluted Earnings Per Share for the Quarters Ended September 30 (Unaudited), (Schedule 8) Net Earnings For the Nine Months Ended September 30 (Unaudited) and Diluted Earnings Per Share For the Nine Months Ended September 30 (Unaudited), (Schedule 9) Condensed Balance Sheets (Unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By: /s/ G. PENN HOLSENBECK
Name: G. Penn Holsenbeck Title: Vice President, Associate General Counsel and Corporate Secretary

DATE: November 19, 2007

EXHIBIT INDEX

100
The following materials from Altria Group, Inc.’s Release, formatted in XBRL (eXtensible Business Reporting Language):  (Schedule 1) Condensed Statements of Earnings For the Quarters Ended September 30 (Unaudited), (Schedule 2) Selected Financial Data by Business Segment For the Quarters Ended September 30 (Unaudited), (Schedule 3) Selected Financial Data by Business Segment For the Quarters Ended September 30 (Unaudited), (Schedule 4) Condensed Statements of Earnings For the Nine Months Ended September 30 (Unaudited), (Schedule 5) Selected Financial Data by Business Segment for the Nine Months Ended September 30 (Unaudited), (Schedule 6) Selected Financial Data by Business Segment For the Nine Months Ended September 30 (Unaudited), (Schedule 7) Net Earnings For the Quarters Ended September 30 (Unaudited) and Diluted Earnings Per Share For the Quarters Ended September 30 (Unaudited), (Schedule 8) Net Earnings For the Nine Months Ended September 30 (Unaudited) and Diluted Earnings Per Share For the Nine Months Ended September 30 (Unaudited), (Schedule 9) Condensed Balance Sheets (Unaudited).

Exhibit No.	Description

EX-100.INS	XBRL Report Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Label Linkbase Document